                                                                                                   June 9, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

Supplement to Current Prospectus Offering Class Y Shares

The following information supplements and supersedes and replaces any contrary information contained in the section of the fund's Prospectus entitled "Shareholder Guide--Choosing a Share Class--Class Y Shares":

Effective on or about July 31, 2020, Class Y shares of the fund may be purchased by:

•         Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund.

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans.

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The eligibility requirements for the purchase of Class Y shares of the fund for investors, other than such Retirement Plans or their recordkeepers, remains as disclosed in the fund's prospectus.  Investors holding Class Y shares who, in the opinion of BNY Mellon Investment Adviser, Inc., do not meet the eligibility requirements for the purchase of Class Y shares will be asked to verify their eligibility or instruct the fund to convert their Class Y shares to a class of fund shares for which they are eligible to purchase.  If after 30 days such an investor has not verified eligibility or provided instructions to convert their shares to another class of fund shares, their Class Y shares will be converted to Class A shares of the fund, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.

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